RIDGEWORTH FUNDS
Supplement dated December 10, 2008 to the
RidgeWorth Funds Prospectuses dated August 1, 2008 for the
Institutional Cash Management Money Market Fund (Institutional Shares)
Institutional Municipal Cash Reserve Money Market Fund (Institutional Shares)
Prime Quality Money Market Fund (A, C, and I Shares)
Tax Exempt Money Market Fund (A, C, and I Shares)
Virginia Tax-Free Money Market Fund (A, C, and I Shares)
Effective December 10, 2008, this Supplement supersedes and replaces the Supplement to the Prospectuses of the RidgeWorth Funds listed above (the “Funds”) dated October 7, 2008.
In October 2008, the Funds enrolled in the U.S. Department of the Treasury’s (“Treasury”) $50 billion Temporary Guarantee Program for Money Market Funds (the “Program”). The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury until April 30, 2009. The Funds have elected to participate in this extension.
The Program seeks to guarantee the net asset value of shares of participating money market funds as of September 19, 2008. To the extent funds are available in the Program, any shares held by investors in the Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event a Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Any increase in the number of shares of a Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. The number of shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered. The Program only applies to shareholders of record in the Funds as of September 19, 2008. Any purchase of shares of a Fund for a new account after the close of business on September 19, 2008 will not be guaranteed.
Participation in the initial three months of the Program required a payment to the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. For the coverage beginning on December 19, 2008 and extending through April 30, 2009, each Fund will pay 0.015% based on the net asset value of each Fund as of September 19, 2008. These expenses will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Program is currently scheduled to terminate on April 30, 2009, but the Secretary of the Treasury may again extend the Program through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate at that time.
More information about the Program is available at http://www.ustreas.gov.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-104